SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 26, 2005
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    0-32513                 87-0403239
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

     111 Airport Road, Warwick, Rhode Island                     02889
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     (Address of principal executive offices)                  (Zip code)

                    (401) 352-2300
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     Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2005, the Company entered into an employment agreement (the "Agreement") with Stephen N. Cummings whereby Mr. Cummings is joining the Company as Vice President and Chief Financial Officer of ICOA, Inc..

Pursuant to the Agreement, Mr. Cummings employment with the Company will be at-will. He will receive a salary of $144,000 per year. In addition, Mr. Cummings will receive an immediate stock grant of 500,000 shares of the Company's common stock, at a price of $0.04 per share, which will vest on his six month anniversary with the Company. He will also receive an option grant of 3,000,000 shares with vesting as specified in the 2005 Stock Incentive Plan with a strike price of $0.04 per share.

In connection with his employment, Mr. Cummings will be eligible for ordinary benefit programs offered by the company, including group health insurance, 401(k) plan participation, expense reimbursement, vacation, bonus plan, equity compensation and other benefits as they are offered to senior management of the Company.

If ICOA terminates Mr. Cumming's employment for any reason other than for cause as of a date more than six months after this agreement, he will receive eight month's severance.

In an effort to retain the involvement of highly qualified individuals, ICOA entered into an indemnity agreement with Mr. Cummings providing for the indemnification and advancing of expenses to Mr. Cummings to the maximum extent permitted by law.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not Applicable

          (b) Not Applicable

          (c) Exhibit No. Description



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99.1   Employment Agreement with Mr. Cummings                  Provided herewith
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99.2   Indemnification Agreement with Mr. Cummings             Provided herewith
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99.3   Press Release announcing Mr. Cummings appointment       Provided herewith
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99.4   Employment Offer Letter dated October 25, 2005
       to Mr. Cummings                                         Provided herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    October 28, 2005                      By:      /s/ Rick Schiffman
                                                        ------------------------
                                               Name:    Rick Schiffman
                                               Its:     Chief Executive Officer